                                                                   Exhibit 3.243

                                     BYLAWS

                                       OF

               SPECTRUM PHYSICIAN AND ALLIED HEALTH SERVICES, INC.

                                    ARTICLE I

                                     OFFICES

     1.01. The registered agent and office of SPECTRUM PHYSICIAN AND ALLIED HEALTH SERVICES, INC. (the "Corporation") shall be such registered agent and office as shall from time to time be established pursuant to the articles of incorporation, as amended from time to time, of the Corporation (the "Charter") or by resolution of the Board of Directors of the Corporation (the "Board").

     1.02. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     2.01. Meetings of Shareholders of the Corporation (the "Shareholders") for any purpose may be held at such place, within or without the State of Delaware, as shall be fixed from time to time by the Board, or, if the Board has not so specified, then at such place as may be fixed by the person or persons calling the meeting.

     2.02. An annual meeting of the Shareholders shall be held at such date and time as shall be fixed from time to time by the Board, at which they shall elect a Board, and transact such other business as may properly be brought before the meeting.

     2.03. At least ten days before each meeting of Shareholders, a complete list of the Shareholders entitled to vote at said meeting arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the officer or agent having charge of the stock transfer books. Such list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall be produced and kept open at the time and place of the meeting during the whole time thereof, and shall be subject to the inspection of any Shareholder who may be present.

     2.04. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute, the Charter, or these bylaws, may be called by the President, a majority of the Board, or the holders of not less than ten percent of all the shares entitled to vote at the meetings. Business transacted at all special meetings shall be confined to the objects stated in the notice of the meeting.

     2.05. Written or printed notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each Shareholder of record entitled to vote at the meeting.

     2.06. The holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by statute, the Charter, or these bylaws. If, however, such quorum shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote thereat, present in person or represented by proxy, shall nevertheless have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At an adjourned session at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     2.07. When a quorum is present at any meeting, the vote of the holders of a majority of the shares of the Corporation having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of any applicable statute, the Charter, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The Shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

     2.08. Each outstanding share of the Corporation, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Shareholders, unless otherwise provided by statute or the Charter. At any meeting of the Shareholders, every Shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such Shareholder or by his or her duly authorized attorney-in-fact, such writing bearing a date not more than eleven months prior to said meeting, unless said instrument provides for a longer period. Such proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting need not be by written ballot unless required by the Charter or by vote of the Shareholders present at the meeting.

     2.09. The Board may fix in advance a record date for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such record date to be not less than ten nor more than sixty days prior to such meeting, or the Board may close the stock transfer books for such purpose for a period of not less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board, the date upon which the notice of the meeting is mailed shall be the record date.

     2.10. Any action required by statute to be taken at a meeting of the Shareholders, or any action which may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a unanimous vote of Shareholders.

     2.11. Subject to the provisions required or permitted by statute or the Charter for notice of meetings, Shareholders may participate in and hold a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE III

                                    DIRECTORS

     3.01. The business and affairs of the Corporation shall be managed by the Board who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter or by these bylaws directed or required to be exercised or done by the Shareholders.

     3.02. The initial Board shall be as stated in the Charter. Thereafter, the number of directors which shall constitute the full Board shall be as determined from time to time by resolution of the Board or by the Shareholders at the annual meeting or a special meeting called for that purpose, but no decrease shall have the effect of shortening the term of an incumbent director. Directors need not be Shareholders or residents of the State of Delaware. The directors shall be elected at the annual meeting of the Shareholders, except as hereinafter provided, and each director elected shall hold office until his or her successor shall be elected and shall qualify.

     3.03. At any meeting of Shareholders called expressly for such purpose, any director or the entire Board may be removed, with or without cause, by vote of the holders of a majority of the shares of the Corporation then entitled to vote at an election of directors. If any vacancies occur in the Board caused by death, resignation, retirement, disqualification, or removal from office of any director or otherwise, a majority of the directors then in office, though less than a quorum, may choose a successor or successors or a successor or successors may be chosen at a special meeting of Shareholders called for that purpose; and each successor director so chosen shall be elected for the unexpired term of his or her predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or special meeting of Shareholders called for that purpose or may be filled by the Board for a term of office continuing only until the next election of one or more directors by the Shareholders.

     3.04. Whenever the holders of any class or series of shares of the Corporation are entitled to elect one or more directors by the provisions of the Charter, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Charter.

     3.05. At each election for directors, every Shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by such Shareholder for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by his shares shall equal, or by distributing such votes on the same principle.

                         Executive and Other Committees

     3.06. The Board, by resolution adopted by a majority of the Board, may designate from among its members an executive committee and one or more other committees, each of which shall be comprised of one or more members and, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board, including the authority to declare dividends and to authorize the issuance of shares of the Corporation, to the extent permitted by law. Committees shall keep regular minutes of their proceedings and report the same to the Board when required.

                              Meetings of Directors

     3.07. The directors of the Corporation may hold their meetings, both regular and special, either within or without the State of Delaware.

     3.08. The first meeting of each newly elected Board shall be held without further notice immediately following the annual meeting of Shareholders, and at the same place, unless by unanimous consent of the directors then elected and serving such time or place shall be changed.

     3.09. Regular meetings of the Board may be held without notice at such time and place as shall from time to time be determined by the Board.

     3.10. Special meetings of the Board may be called by the President on two days' notice to each director, either personally or by mail, telecopy, or overnight courier; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of a majority of the directors. Except as may be otherwise expressly provided by statute, the Charter, or these bylaws, neither the business to be transacted at, nor the purpose of, any special meeting needs to be specified in a notice or waiver of notice.

     3.11. At all meetings of the Board the presence of a majority of the full Board shall be necessary and sufficient to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Charter or by these bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     3.12. Any action required or permitted to be taken at a meeting of the Board or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at a meeting.

     3.13. Subject to the provisions required or permitted by statute or the Charter for notice of meetings, members of the Board, or members of any committee designated by the Board, may participate in and hold a meeting of the Board or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                            Compensation of Directors

     3.14. Directors, as such, shall not receive any stated salary for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                     NOTICES

     4.01. Whenever under the provisions of any applicable statute, the Charter or these bylaws, notice is required to be given to any director or Shareholder, and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice, but any such notice may be given by mail, postage prepaid, addressed to such director or Shareholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same shall be thus deposited in the United States mails as aforesaid.

     4.02. Whenever any notice is required to be given to any Shareholder or director of the Corporation under the provisions of any applicable statute, the Charter or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be deemed equivalent to the giving of such notice.

                                    ARTICLE V

                                    OFFICERS

     5.01. The officers of the Corporation shall be elected by the directors and shall include a Chairman of the Board, a President, a Treasurer and a Secretary. The Board may also, at its discretion, elect a Vice Chairman of the Board, one or more Executive Vice Presidents or Vice Presidents and a Treasurer. Such other officers, including assistant officers, and agents as may be deemed necessary may be elected or appointed by the Board. Any two or more offices may be held by the same person.

     5.02. The Board at its first meeting after each annual meeting of Shareholders shall choose a Chairman of the Board and, at its discretion, a Vice Chairman of the Board, from its members; and a President, a Treasurer, a Secretary, and such other officers, including assistant officers, and agents as may be deemed necessary, none of whom need be a member of the Board.

     5.03. The Board may appoint such other officers and agents as it shall deem necessary, who shall be appointed for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     5.04. The salaries of all officers and agents of the Corporation shall be fixed by the Board. Unless so fixed by the Board each officer of the Corporation shall serve without remuneration.

     5.05. Each officer of the Corporation shall hold office until his successor is chosen and qualified in his stead or until his death or until his resignation or removal from office. Any officer or agent elected or appointed by the Board may be removed at any time by the Board, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board.

                              Chairman of the Board

     5.06. The Chairman of the Board shall preside at all meetings of the shareholders and the Board. He shall be ex-officio a member of all standing committees. The Chairman shall have such other and further responsibility as may from time-to-time be assigned by the Board.

                             Chief Executive Officer

     5.07. The Board may by resolution designate one of the executive officers enumerated in Section 5.01 to serve as Chief Executive Officer.

                           Vice-Chairman of the Board

     5.08. The Vice-Chairman of the Board shall have duties assigned by the Board and shall preside in the absence of the Chairman, at all meetings of the Shareholders and the Board. He shall be ex-officio a member of all standing committees.

                                  The President

     5.09. The President shall be the chief operating and executive officer of the Corporation, shall have the general powers and duties of oversight, supervision and management of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board are carried into effect. He shall be an ex-officio member of all standing committees of the Board.

                     The Secretary and Assistant Secretaries

     5.10. The Secretary shall attend all sessions of the Board and all meetings of the Shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for any committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall be.

     5.11. Each Assistant Secretary shall have such powers and perform such duties as the Board may from time to time prescribe or as the President may from time to time delegate.

                                  The Treasurer

     5.12. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements of the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board.

     5.13. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the directors, at the regular meetings of the Board, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation, and shall perform such other duties as the Board may prescribe or as the President may from time to time delegate.

     5.14. If required by the Board, the Treasurer shall give the Corporation a bond in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of the office of Treasurer and for the restoration to the Corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

     5.15. Each Assistant Treasurer shall have such powers and perform such duties as the Board may from time to time prescribe or as the President may from time to time delegate.

                                  Other Offices

     5.16. Any Executive Vice President, Vice President, or other officer elected by the Board shall have such powers and perform such duties as the Board may from time to time prescribe or as the President may from time to time delegate.

                                   ARTICLE VI

                        CERTIFICATES REPRESENTING SHARES

     6.01. Certificates in such form as may be determined by the Board shall be delivered representing all shares to which Shareholders are entitled. Such certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall state on the face thereof the name of the Corporation, the name to whom the certificate is issued, the number and class of shares and the designation of the series, if any, which such certificate represents, the par value of such shares or a statement that such shares are without par value, and that the Corporation is organized under the laws of Delaware. Each certificate shall be signed by either the President or any Vice President then in office and by either the Secretary, an Assistant Secretary, or any Treasurer then in office, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, other than the Corporation or an employee of the Corporation, the signature of any such officer of the Corporation may be a facsimile. Whenever the Corporation shall be authorized to issue more. than one class of stock, there shall be (1) set forth conspicuously upon the face or back of each certificate a full statement of (a) all of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and (b) if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each series so far as the same have been fixed and determined and the authority of the Board to fix and determine the relative rights and preferences of subsequent series; or (2) stated conspicuously on the face or back of the certificate that (a) such a statement is set forth in the Charter on file in the office of the Secretary of State of Delaware and (b) the Corporation will furnish a copy of such statement to the record holder of the certificate without charge upon request to the Corporation at its principal place of business or registered office. Whenever the Corporation by the Charter has limited or denied the preemptive rights of Shareholders to acquire unissued or treasury shares of the Corporation, each certificate (1) shall conspicuously set forth upon the face or back of such certificate a full statement of the limitation or denial of preemptive rights contained in the Charter, or (2) shall conspicuously state on the face or back of the certificate that (a) such statement is set forth in the Charter on file in the office of the Secretary of State of Delaware and (b) the Corporation will furnish a copy of such statement to the record holder of the certificate without charge upon request to the Corporation at its principal place of business or registered office. If any restriction on the transfer or the registration of the transfer of shares shall be imposed or agreed to by the Corporation, as permitted by law, each certificate representing shares so restricted (1) shall conspicuously set forth a full or summary statement of the restriction on the face of the certificate, or (2) shall set forth such statement on the back of the certificate and conspicuously refer to the same on the face of the certificate, or (3) shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and (a) that the Corporation will furnish to the record holder of the certificate without charge upon written request to the corporation at its principal place of business or registered office a copy of the specified document, or (b) if such document is one required or permitted to be and has been filed under the Delaware Corporation Act, that such document is on file in the office of the Secretary of State of Delaware and contains a full statement of such restriction.

                                Lost Certificates

     6.02. The Board may direct a new certificate representing shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                               Transfer of Shares

     6.03. Upon presentation to the Corporation or the transfer agent of the Corporation with a request to register the transfer of a certificate representing shares duly endorsed and otherwise meeting the requirements for transfer specified by Delaware law, it shall be the duty of the Corporation or the transfer agent of the Corporation to register the transfer as requested.

                             Registered Shareholders

     6.04. Prior to due presentment for transfer, the Corporation may treat the registered owner of any share or shares of stock as the person exclusively entitled to vote, to receive notifications, and otherwise to exercise all rights and powers of an owner.

                                   ARTICLE VII

                               GENERAL PROVISIONS

                                    Dividends

     7.01. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Charter, if any, may be declared by the Board at any regular or special meeting of the Board or by any committee of the Board so authorized. Dividends may be paid in cash, in property, or in shares of the Corporation, subject to the provisions of any applicable statute or the Charter. The Board may fix in advance a record date for the purpose of determining Shareholders, entitled to receive payment of any dividend, such record date to be not more than fifty days prior to the payment date of such dividend, or the Board may close the stock transfer books for such purpose for a period of not more than fifty days prior to the payment date of such dividend. In the absence of any action by the Board, the date upon which the Board adopts the resolution declaring such dividend shall be the record date.

                                    Reserves

     7.02. There may be created by resolution of the Board out of the surplus of the Corporation such reserve or reserves as the directors from time to time, in their discretion, think proper to provide for contingencies, or to repair or maintain any property of the Corporation, or for such other purpose as the directors shall think beneficial to the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

                                     Checks

     7.03. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board may from time to time designate.

                       Execution of Contracts, Deeds, Etc.

     7.04. The Board may authorize any officer or officers, agent or agents, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

                                   Fiscal Year

     7.05. The fiscal year of the Corporation shall be fixed by resolution of the Board.

                              Voting of Securities

     7.06. Unless otherwise directed by the Board, the President shall have full power and authority on behalf of the Corporation to attend, vote and act, and to execute and deliver in the name and on behalf of the Corporation a proxy authorizing an agent or attorney-in-fact for the Corporation to attend, vote and act, at any meeting of security holders of any corporation in which the Corporation may hold securities and to execute and deliver in the name and on behalf of the Corporation any written consent of security holders in lieu of any such meeting, and at any such meeting he, or the agent or the attorney-in-fact duly authorized by him, shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation as the owner thereof might have possessed or exercised if present. The Board may by resolution from time to time confer like power upon any other person or persons.

                                 Indemnification

     7.07 (a) Subject to any limitation which may be contained in the Charter, the Corporation shall to the full extent permitted by law, indemnify any person who was, is, or is threatened to be made a named defendant or respondent to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, arbitral, administrative, or investigative, any appeal in such action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding, because such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit, or proceeding. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that an individual did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) Subject to any limitation which may be contained in the Charter, the Corporation shall, to the full extent permitted by law, pay or reimburse on a current basis the expenses incurred by any person described in subsection (a) of this Section 7.07 in connection with any such action, suit, or proceeding in advance of the final disposition thereof, if the Corporation has received (i) a written affirmation by the recipient of his good faith belief that he has met the standard of conduct necessary for indemnification and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not satisfied such standard of conduct or if indemnification is prohibited by law.

          (c) If required by law at the time such payment is made, any payment of indemnification or advance of expenses to a director shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next Shareholder's meeting or with or before the next submission to Shareholders of a consent to action without a meeting, within the 12-month period immediately following the date of the indemnification or advance.

          (d) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in such a capacity or arising out of his status as such a person, whether or not the corporation would have the power to indemnify him against that liability under this article, subject to any restrictions imposed by law. The Corporation may create a trust fund, establish any form of self-insurance, grant a security interest or other lien on the assets of the Corporation, or use other means (including, without limitation, a letter of credit, guarantee or surety arrangement) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

          (e) The rights provided under this Section 7.07 shall not be deemed exclusive of any other rights permitted by law to which such person may be entitled under any provision of the Charter, a resolution of Shareholders or directors of the Corporation, an agreement or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. The rights provided in this Section 7.07 shall be deemed to be provided by a contract between the Corporation and the individuals who serve in the capacities described in subsection (a) hereof at any time while these bylaws are in effect, and no repeal or modification of this Section 7.07 by the Shareholders shall adversely affect any right of any person otherwise entitled to indemnification by virtue of this Section 7.07 at the time of such repeal or modification.

                                  ARTICLE VIII

                                   AMENDMENTS

     8.01. The Board may amend or repeal these bylaws or adopt new bylaws, unless:

          (1) the Charter or statute reserves the power exclusively to the Shareholders in whole or part; or

          (2) the Shareholders in amending, repealing or adopting a particular bylaw expressly provide that the Board may not amend or repeal such bylaw.

     8.02. Unless the Charter or a bylaw adopted by the Shareholders provides otherwise as to all or some portion of the Corporation's bylaws, the Shareholders may amend, repeal, or adopt bylaws of the Corporation even though such bylaws may also be amended, repealed or adopted by the Board.

                                     BY-LAWS

                                       of

                     PROFESSIONAL ANESTHESIA SERVICES, INC.

                     Incorporated under the laws of Delaware

                                 * * * * * * * *

     Section 1. Offices: In addition to its principal or registered office in this state, the corporation may have offices at such other places within or without this state as the Board of Directors shall from time to time determine.

     Section 2. Stockholders Meetings: Meetings of the stockholders may be held at such place or places within or without this state as may be determined by the Board of Directors, unless otherwise specifically required by law. The annual meeting of the stockholders for the election of directors shall be held on such date and at such time as designated by duly adopted resolution of the Board of Directors or stockholders. Subject to specific requirements of law, special meetings of the stockholders may be held upon call of the President, any Vice President, or the Board of Directors. Such call shall state the time, place and purpose of the meeting. Notice of the time and place of every meeting of stockholders shall be mailed by the Secretary or the officer performing his duties, at least ten days before the meeting, to each stockholder of record having voting power and entitled to such notice at his last known post office address; provided, however, that if a stockholder be present at a meeting, or in writing waive notice thereof before or after the meeting, notice of the meeting to such stockholder shall be unnecessary. The holders of a majority of the shares of stock having voting power present in person or by proxy shall constitute a quorum. Each holder of stock shall be entitled at every meeting of the stockholders to one vote for each share of such stock registered in his name on the books of the corporation. At all meetings of stockholders, except as otherwise required by law, by the Certificate of Incorporation, or by other provisions of these by-laws, all matters shall be decided by the vote of the holders of a majority of all the stock present or represented at the meeting and entitled to vote thereat. If required by statute, at least ten days before each election of directors a complete list of the stockholders entitled to vote at the election shall be prepared and shall be open at a place within the city where the election is to be held and shall, during the usual hours of business, for said ten days, and during the election, be open to the examination of any stockholder.

     Section 3. Stockholders Consent Action: Any action required or permitted to be taken by the stockholders at a meeting thereof (including limitation at the annual meeting) may be taken without a meeting if all the stockholders consent thereto in writing, and if such written consent action is filed with the minutes of proceedings of the stockholders. Requirements of law, of the Certificate of Incorporation, or of these by-laws with respect to notices of meetings, waivers of such notices, availability of stockholders lists, and similar requirements, shall be deemed to have been waived by the stockholders with respect to any such written consent action, as evidenced by execution of same by each such stockholder.

     Section 4. Board of Directors: The affairs of the corporation shall be managed by a board consisting of one or more directors, who shall be elected annually by the stockholders entitled to vote and shall hold office until their successors are elected and qualified. The authorized number of directors shall be set from time to time by resolution of the Board of Directors. Any director may be removed by a majority of the directors at any meeting of the Board of Directors, for malfeasance, misfeasance, nonfeasance or incapacity or inability to act. Vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors remaining in office, even though less than a quorum, subject to the applicable provisions of laws. Vacancies may also be filled at any time through election of directors at a special meeting of stockholders. Meetings of the Board of Directors shall be held at the times fixed by resolutions of the Board or upon call of the President or any two directors and may be held outside of this state. The Secretary or officer performing his duties shall give reasonable notice (which need not in any event exceed two days) of all meetings of directors, provided that a meeting may be held without notice immediately after the annual election, and notice need not be given of regular meetings held at times fixed by resolutions of the Board. Meetings may be held at any time without notice if all the directors are present or if those not present waive notice either before or after the meeting. Notice by mail or telegraph to the usual business or residence address of the directors not less than the time above specified before the meeting shall be sufficient. A majority of the directors shall constitute a quorum.

     Section 5. Directors Consent Action: Any action required or permitted to be taken by the directors at a meeting thereof may be taken without a meeting if all directors consent thereto in writing, and if such written consent action is filed with the minutes of proceedings of the directors. Requirements of law, of the Certificate of Incorporation, of these by-laws with respect to notices of meetings and waivers thereof shall be deemed to have been complied with upon the execution of any such written consent action.

     Section 6. Stock: Certificates of stock shall be of such form and device as the Board of Directors may determine and shall be signed by the President or any Vice President and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary. The stock shall be transferable or assignable only on the books of the corporation by the holders in person or by attorney on the surrender of the certificates therefor.

     Section 7. Officers: The Board of Directors shall appoint a President, one or more Vice Presidents, a Secretary and a Treasurer, and shall from time to time appoint such other officers as they may deem proper. The term of office of all officers shall be until their respective successors are chosen and qualified, but any officer may be removed from office at any time by the Board of Directors without cause assigned. The officers shall have such duties as usually pertain to their offices except as modified by the Board of Directors, and shall also have such powers and duties as may from time to time be conferred upon them by the Board of Directors.

     Section 8. Fiscal Year: The fiscal year of the corporation shall end on the Friday nearest September 30.

     Section 9. Corporate Seal: The corporate seal of the corporation shall be in such form as the Board of Directors shall prescribe.

     Section 10. Amendments: Except as otherwise provided by law either the Board of Directors or the stockholders may alter or amend these by-laws at any meeting duly held as above provided.

                     PROFESSIONAL ANESTHESIA SERVICES, INC.

                Unanimous Consent of Directors in Lieu of Meeting

                                January 15, 1993

     The undersigned, being all of the directors of the above-named corporation (the "Corporation"), do hereby consent in writing to the following resolutions intending that such resolutions shall have the same force and effect as if duly adopted at a meeting of the board of directors of the Corporation duly called and held in accordance with law and the By-laws of the Corporation.

     RESOLVED, that the standing resolutions attached hereto are hereby approved; and it is further

     RESOLVED, that the following persons are hereby elected to the office indicated opposite their respective names, in accordance with the By-laws of this Corporation, and for the term of office provided in the By-laws of this Corporation or until such earlier time as such person shall cease to be an active, full-time employee of this Corporation or of an affiliated corporation in the same line of business:

Chairman                   Richard H. Miles
President                  Robert England
Executive Vice President   Joseph W. Taylor
Vice President             Courtney Walter
Vice President             William Yarborough
Treasurer                  Courtney Walter
Secretary                  Janice E. Panella
Assistant Secretary        Adrienne Sametz

     IN WITNESS WHEREOF, the undersigned have executed this unanimous consent as of the day and year first written above.


/s/ James W. Moore                      /s/ Richard H. Miles
-------------------------------------   ----------------------------------------
James W. Moore                          Richard H. Miles
Director                                Director


                                        /s/ L. Frederick Sutherland
                                        ----------------------------------------
                                        L. Frederick Sutherland
                                        Director

     Filed with the minutes of the proceedings of the Board as of the day and year first written above.


                                        /s/ Janice Panella
                                        ----------------------------------------
                                        Janice Panella
                                        Secretary

                            ISSUANCE OF CAPITAL STOCK

     RESOLVED, that this Corporation sell to The ARA Group, Inc. ("ARA"), or the direct or indirect subsidiary thereof designated by ARA, up to 1,000 shares of the capital stock of this Corporation for a purchase price equal to the par value thereof, payable in cash or property; that the proper officers of this Corporation be and they are hereby authorized and directed to issue a certificate for such shares of capital stock of this Corporation to such purchaser upon receipt by this Corporation of the purchase price therefore; that the issuance of such certificate shall conclusively establish the designation, if any, of the purchaser by ARA and the adequacy of the purchase price; and that such shares when so issued will be fully paid and non assessable.

                          CERTIFICATE FOR CAPITAL STOCK

     RESOLVED, that the form of stock certificate attached hereto be and it is hereby adopted as the form of certificate for shares of capital stock of this Corporation.

                                 CORPORATE SEAL

     RESOLVED, that the seal, an impression of which is affixed in the margin opposite this resolution, be and it is hereby adopted as the corporate seal of this Corporation.

                           AUTHORIZATION FOR OFFICERS
                         TO EXECUTE VARIOUS APPLICATIONS

     RESOLVED, that each officer of the Corporation is authorized:

     a. to execute and deliver applications, bonds, and other documents required by state, local, or federal authorities to provide services at any location operated or managed by the Corporation ("Location");

     b. to execute and deliver applications for state, federal or local permits required to install equipment or to operate at any Location and to sign all additional documents that may be appropriate or desirable in connection therewith;

     c. to execute and deliver any renewal forms, extensions, transfers, or termination agreements with respect to the foregoing; and

     d. to cause any subsidiary of the Corporation to execute and deliver applications, bonds, and other documents as well as extensions, transfers, or termination agreements with respect to the foregoing at any location operated or managed by such subsidiary; and it is further

     RESOLVED, that if any such authority requires a resolution of this Board of Directors as an exhibit to any such application, bond, or other document, and such authority does not recognize the form of resolution immediately preceding, this Board of Directors adopts a form of any such resolution required by such authority, provided counsel for the Corporation is of the opinion that the adoption of such resolution is necessary or advisable, and evidences such opinion by instructing the Secretary or the Assistant Secretary to attach as an appendix to these resolutions a copy of such resolution, which shall thereupon be deemed to have been adopted by this Board with the same force and effect as if presented in the same terms for the approval of this Board.

                   OFFICERS' LIMITED AUTHORIZATION TO CONTRACT

     RESOLVED, that the President or any Vice President or the Treasurer of the Corporation, while acting in such capacity, be and each hereby is authorized and empowered to negotiate, enter into and execute for and in the name of the Corporation, any and all assignments, contracts (including without limitation bids and proposals) and other instruments relating to the business of the Corporation; provided, however, that such authorization specifically does not apply to promissory notes or other evidences of indebtedness and pledges, mortgages or other hypothecation of assets of the Corporation, or the guarantee or assumption of obligations of any third party, either directly or indirectly.

                                CORPORATE BANKING

     RESOLVED, that the Treasurer or any Assistant Treasurer of the Corporation or the Senior Vice President, the Treasurer, the Controller or any Assistant Treasurer of The ARA Group, Inc., as an authorized agent (all of the foregoing, the "Authorized Agents") be and each hereby is authorized to open or to close accounts of deposit in the name and for the use of the Corporation with such banks as they shall from time to time deem advisable and to deposit in such banks to the credit of the Corporation acceptances or other evidences of indebtedness (whether belonging to the Corporation or otherwise) which may come into its possession; that such banks are authorized to make payments from the funds of the Corporation on deposit with them and according to the check of the Corporation (1) when signed or bearing the facsimile signature of an Authorized Agent (2) when signed or bearing the facsimile signature of any other person designated in writing by an Authorized Agent or (3) when signed or bearing the facsimile signature of any other person designated in writing by a Designee. For purposes of this resolution, Designees ("Designees") are those individuals who have been designated in writing by an Authorized Agent as having the authority to designate others to sign checks. Designees are not authorized to open or close accounts. That by way of limitation of the foregoing (1) any checks in an amount in excess of $50,000 or a lesser amount designated by an Authorized Agent shall require two authorized signatures of which at least one signature shall be manual and (2) any check payable to the order of any person whose name appears thereon as assignor shall not exceed a dollar limit of $2,000; that for the purpose of transferring funds from any such bank to any other bank, any of the following methods are also authorized: (1) a form check having plainly printed upon its face "Depository Transfer Check" being by its wording payable to the order of the Corporation and drawn on any such transferor bank at which the Corporation has moneys on deposit is hereby authorized and such check shall require no signature other than the printed name of the Corporation, (2) an Automated Clearing House (ACH) electronic debit for credit to an account of the Corporation or (3) a wire or ACH transfer requested by an Authorized Agent or by any other person designated in writing by an Authorized Agent as authorized to request wire transfers; and it is further

     RESOLVED, that each of the Authorized Agents and the Designees is hereby authorized on behalf of the Corporation without further action of the Board of Directors to designate the signers on such bank accounts by substitution or withdrawal, and to authorize withdrawal of the funds of the Corporation from such accounts upon checks of the Corporation signed in accordance with such signatures as duly authorized by any such Authorized Agent or Designee, and certified to such bank by the Secretary of the Corporation, and such bank is authorized to honor and pay any and all checks so signed, subject to the limitations set forth above; and it is further

     RESOLVED, that each of the Authorized Agents and the Designees of the Corporation is authorized to sign, endorse, accept, make, execute, and deliver any and all notes, drafts and bills of exchange or other orders for the payment of money to the Corporation; and it is further

     RESOLVED, that each of the Authorized Agents and the Designees of the Corporation is authorized to execute and deliver to such banks, agreements for night depository services at such banks, said agreements to include authorization and direction to such banks to open the bag and deposit the contents thereof to the credit of the Corporation.

     RESOLVED, that each of the Authorized Agents and the Designees of the Corporation is authorized, directed and empowered for and in the name and on behalf of the Corporation, or otherwise if so required in connection with the implementation of the foregoing resolutions, to make, execute, seal, deliver and file any and all such agreements, certificates and any and all such other documents and to do and perform any and all such other and further acts, matters and things as may be necessary, proper or convenient, duly, punctually, fully and effectively to perform and carry out the purposes and intent of the resolutions described above.

                          AUTHORITY TO SELL REAL ESTATE

     RESOLVED, that the President, the Treasurer or any Vice President of the Corporation or the Director of Real Estate or the Treasurer or any Assistant Treasurer of The ARA Group, Inc. as an authorized agent (all of the foregoing, the "Authorized Agents"), be and each hereby is authorized to enter into agreements in the name of and on behalf of the Corporation to sell property owned by the Corporation; and it is further

     RESOLVED, that each of the Authorized Agents of the Corporation is authorized and directed to execute and deliver such documents, applications, agreements, deeds and other papers and to take such other action in the name of or on behalf of the Corporation in connection with any agreement entered into pursuant to the above resolution, as he or she may deem necessary or proper to enable the Corporation to perform fully all of its obligations under such agreement.

                     AUTHORITY TO EXECUTE SURETY AGREEMENTS

     RESOLVED, that subject to the provisions of the Corporation's loan agreements and the applicable provisions of the loan agreements of affiliated corporations, the President or the Treasurer of this Corporation, or the Director of Insurance of The ARA Group, Inc. as authorized agent (all of the foregoing, the "Authorized Agents"), be and each hereby is authorized and empowered to execute, in the name and on behalf of this Corporation, agreements of indemnity, in such form as the executing officer or agent shall approve, with any surety or insurance company engaged in the business of providing bonds, guarantees, undertaking of suretyship or insurance coverage when such agreements by this Corporation to indemnify the surety or insurance company against loss or expense are required by such surety or insurance company as a prerequisite to the execution by such surety or insurance company of bonds or undertakings for or on behalf of the Corporation or its wholly-owned subsidiaries.

                       GUARANTEE OF SUBSIDIARY OBLIGATIONS

     RESOLVED, that subject to the provisions of the Corporation's loan agreements and the applicable provisions of the loan agreements of affiliated corporations, the President or the Treasurer of this Corporation, be and each hereby is authorized, from time to time to execute and to deliver to such banks or other persons or institutions as he or she may deem appropriate, in the name of and on behalf of this Corporation a guaranty of the performance and payment of the obligations now existing or hereafter incurred, of any subsidiary which is directly wholly owned by this Corporation; the form and extent of such guaranty to be approved by the officer executing same, such approval to be conclusively evidenced by his or her execution thereof; and the Secretary or any Assistant Secretary of this Corporation be and each hereby is authorized to affix the corporate seal to such guaranty or guaranties and subscribe his or her name thereto, attesting the same.

                             GUARANTEE FOR "ANOTHER"
                            AS SUBSTITUTE FOR EXPENSE

     RESOLVED, that subject to the provisions of the Corporation's loan agreements and the applicable provisions of the loan agreements of affiliated corporations, in furtherance of any business undertaking of the Corporation in such instances where expenditures of funds, commitment to expend funds or the lending, advance or investment of funds have been authorized under the Corporation's established capital commitment approval procedures, as such procedures have been approved pursuant to authority granted by the Board of Directors, the President or Treasurer of the Corporation may pledge the Corporation's credit as guarantor or surety for another as a substitute for such direct expenditures of funds, commitments, loans, advances or investments.

                         SUBSIDIARY GUARANTY AGREEMENTS

     RESOLVED, that this Corporation is authorized to enter into a subsidiary guaranty in connection with the obligation of The ARA Group, Inc. as guarantor and ARA Services, Inc., as borrower under the Fourth Amended and Restated Credit and Guaranty Agreement dated as of December 14, 1984, and any amendments or refinancings thereof, approved by an authorized officer; and it is further

     RESOLVED, that this Corporation is authorized to enter into a subsidiary guaranty in connection with the obligation of The ARA Group, Inc. as guarantor and ARA, Services, Inc., as borrower under the Loan Agreement with Metropolitan Life Insurance Company dated as of

January 24, 1991, and any amendments or refinancings thereof approved by an authorized officer; and it is further

     RESOLVED, that this Corporation is authorized to enter into a subsidiary guaranty in connection with the obligation of The ARA Group, Inc. as guarantor and ARA Services, Inc., as borrower under the Loan Agreement with LTCB Trust Company dated as of April 9, 1990, and any amendments or refinancings thereof approved by an authorized officer; and it is further

     RESOLVED, that this Corporation is authorized to enter into a subsidiary guaranty in connection with the obligation of The ARA Group, Inc. as guarantor and ARA Services, Inc., as borrower under the Revolving Credit Agreement with ARA Services GmbH, as borrower and Berliner Handels and Frankfurter Bank dated as of February 28, 1991, and any amendments or refinancings thereof approved by an authorized officer; and it is further

     RESOLVED, that this Corporation is authorized to enter into any Guaranty Agreement in the form of the draft dated as of December 1, 1990, among The ARA Group, Inc., as Parent Guarantor, the Subsidiary Guarantors (as that term is defined in such Guaranty Agreement) and the bank which provides or will be providing a Letter of Credit to the Parent Guarantor or the Subsidiary Guarantors; and it is further.

     RESOLVED, that this Corporation is authorized to enter into guaranty agreements in connection with the obligations of The ARA Group, Inc. and ARA Services, Inc. under financing agreements that may be entered into by either or both of these companies, but only if this Corporation shall be a wholly-owned direct or indirect subsidiary of The ARA Group, Inc.

     RESOLVED, that the President, or any Vice President or the Treasurer of this Corporation be and each is hereby authorized to determine the form of subsidiary guaranty agreements and to approve such changes in the guaranty agreements and the transactions contemplated thereby, as in his or her judgement are necessary or desirable in connection with the transactions contemplated thereby or by these resolutions, approval of such form and changes thereto to be exclusively evidenced by the execution by such officer of such guaranty agreements; and it is further

     RESOLVED, that the President, or any Vice President or the Treasurer of the Corporation be and each is hereby authorized and directed on behalf of the Corporation to execute and deliver such guaranty agreements and the Secretary or any Assistant Secretary of this Corporation be and each is hereby authorized and directed to affix and attest the corporate seal of this Corporation to any such guaranty agreements; and it is further

     RESOLVED, that the officers of this Corporation be and each is hereby authorized and directed to cause the transactions contemplated by the above agreements and instruments or by these resolutions to be consummated and performed in the manner therein or by these resolutions provided and from time to time to do, or cause to be done, all such other acts or things, and to execute and deliver all such agreements, instruments, certificates and other documents, and to affix and attest thereto the corporate seal of the Corporation, as he or she shall deem necessary or appropriate to carry out the purposes and intent of each of the foregoing resolutions; and it is further

     RESOLVED, that all actions heretofore taken by any officer of the Corporation consistent with the purposes and intent of the foregoing resolutions be, and each of them is hereby, ratified and approved.

                                   TAX FILINGS

     RESOLVED, that the President, any Vice President or the Treasurer of the Corporation, or the Vice President of Taxes or any Director of Taxes of The ARA Group, Inc. (all of the foregoing, the "Authorized Agents") be and each of them hereby is authorized in the name of and, on behalf of the Corporation to execute tax returns and related documents which the Corporation may direct him or her to prepare on its behalf; and it is further

     RESOLVED, that the President, or any Vice President or the Treasurer of the Corporation is authorized to execute a power of attorney evidencing such authority of an Authorized Agent who is not an officer of the Corporation; and it is further

     RESOLVED, that if any taxing authority requires a resolution of this Board of Directors in connection with any tax return or related document, and such authority does not recognize the form of resolution immediately preceding, this Board of Directors adopts a form of any such resolution required by such authority, provided counsel for the Corporation is of the opinion that the adoption of such resolution is necessary or advisable, and evidences such opinion by instructing the Secretary or any Assistant Secretary to attach as an appendix to these resolutions a copy of such resolution, which shall thereupon be deemed to have been adopted by this Board with the same force and effect as if presented in the same terms for the approval of this Board.

                     CORPORATE QUALIFICATION TO DO BUSINESS

     RESOLVED, that any officer, for the purpose of authorizing the Corporation to do business in any state, territory, or dependency of the United States or any foreign country in which it is necessary or expedient for the Corporation to transact business, is hereby authorized to appoint and substitute all necessary agents or attorneys for service of process, to designate and change the location of all necessary statutory offices and to make and file all necessary applications, certificates, reports, powers of attorney and other instruments as may be required; and it is further

     RESOLVED, that whenever it is expedient for the Corporation to cease doing business in any state, territory, or dependency of the United States or any foreign country, and to withdraw therefrom, any officer of the Corporation is authorized to revoke any appointment of agency or attorney for service of process, and to file such applications, certificates, reports, revocations of appointments or surrender of authority as may be necessary to terminate the authority of the Corporation to do business therein; and it is further

     RESOLVED, that if any governing authority requires a resolution of this Board of Directors in connection with any application, certificate, report, power of attorney or other instrument required in connection with the authority of the Corporation to do business in or to cease doing business in any state, territory, or dependency of the United States or any foreign country, and such authority does not recognize the form of resolution immediately preceding, this Board of Directors adopts a form of any such resolution required by such authority, provided counsel for the Corporation is of the opinion that the adoption of such resolution is necessary or advisable, and evidences such opinion by instructing the Secretary or any Assistant Secretary to attach as an appendix to these resolutions a copy of such resolution, which shall thereupon be deemed to have been adopted by this Board with the same force and effect as if presented in the same terms for the approval of this Board.

This Certifies that _________________________________________________________ is
the registered holder of _______________________________________________________
Shares transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________________ day of ________________ A.D. 19____